SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2006

Avatar Systems, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-32925	75-2763037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Network Drive, Suite 210, Frisco, Texas		75034
(Address of principal executive offices)		(Zip code)

(972) 720-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 17, 2006, Avatar Systems Inc. issued a press release announcing financial results for its second fiscal quarter ended June 30, 2006.  A copy of this press release is furnished as Exhibit 99.1 to this report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing..

Item 9.01  Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Exhibit
99.1	Press release dated August 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Systems, Inc.

/s/ Robert C. Shreve, Jr.

Date: August 21, 2006	Robert C. Shreve, Jr.
President, Chief Executive Officer and Chief Financial Officer